Annual Report

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T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distri-bution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Dividend Growth Fund.

Invest With Confidence (registered trademark)
T. Rowe Price

DGF

T. Rowe Price
Dividend Growth Fund

December 31, 1995

Fellow Shareholders

Nineteen ninety-five was a banner year for U.S. financial markets. Strong corporate earnings growth, moderate inflation, and falling interest rates combined to provide a nearly perfect environment for stocks. The Standard & Poor's 500 Stock Index responded with its best annual total return since 1958, rising 37.6% without as much as a 4% correction along the way. Your investment in the Dividend Growth Fund appreciated substantially also, rising 31.7%. As shown below, your fund's six-month and one-year results compared favorably with the Lipper Growth & Income Fund Average but lagged the unmanaged S&P 500 for the full year.

Performance Comparison

                             Periods Ended 12/31/95
                          6 Months            12 Months
                          _________           _________

Dividend Growth Fund        15.2%               31.7%
S&P 500                     14.5                37.6
Lipper Growth & Income
Fund Average                12.0                30.8

Dividend Distribution

On December 26, your Board of Directors declared a fourth quarter dividend of $0.11 per share, a short-term capital gain of $0.17 per share, and a long-term capital gain of $0.14 per share. All three were paid on December 28 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

Three-Year Perspective

The Dividend Growth Fund was launched three years ago because buying stocks of consistent dividend-growth companies at attractive prices has been a successful investment approach over long periods of time. We are pleased that our implementation of this strategy has been reasonably successful so far. From a total return perspective, the fund's cumulative 60.7% three-year gain is ahead of both the Lipper Growth & Income Fund Average (45.4%) and the S&P 500 (53.5%). Also important, fund dividends have grown from $0.29 per share in 1993 to $0.36 in 1995. As shown in the chart, investors who purchased shares at the $10 inception price (and reinvested the dividends and capital gains into additional shares) have received rising dividends over the ensuing three years, and their current dividend yield on their original investment has risen to 4%.

     We can't guarantee that the fund's dividends will increase every year, but over the long term they should continue to rise as our portfolio companies grow and increase their dividend payments. Indeed, many of our large holdings have been excellent "dividend achievers" already. Fannie Mae, for instance, has doubled its dividend over the last three years, and its yield on our original cost is now over 5%. Travelers Group, too, has increased its payout by 120% during the last three years, and the stock has more than doubled. We think dividend growth investing has long-term appeal because, just as with Fannie Mae and Travelers, stock prices eventually follow earnings and dividends.

Chart 1 Dividend Growth Fund Yield

Yield is based on the assumption that all dividends and capital gains paid by the fund are reinvested in additional shares. Dividends paid on the rising number of shares are expressed as a return on the original $1,000 investment. Dividend distributions on the investment are $29.29 in 1993, $35.82 in 1994, and $40.27 in 1995.

1995 Performance Review

As investors lost interest in technology and cyclical stocks during the second half of 1995, our steady growth companies began to shine. Financial stocks such as Fannie Mae, Mellon Bank, UNUM, and Travelers turned in spectacular performances, benefiting from the year-long declines in both short- and long-term interest rates. Our two largest pharmaceutical holdings, Pfizer and SmithKline Beecham, also rose handsomely as earnings accelerated and investors once again began to pay a premium for their predictable growth. Our patience with Hubbell and General Electric finally paid off as their two-year earnings prospects became clearer and investors bid up their prices.

     One of our worst performers was Vodafone, which gave back all of its first half gains in the second half. The stock declined because worldwide cellular telephone subscriber growth slowed more than expected. We bought more on the decline because we still expect cash flow growth to exceed 15%, and the stock's valuation is unusually cheap for a company of its kind. A midyear 20% dividend boost was also a good sign. Other disappointments were American Greetings and Petrie Stores, both victims of 1995's slowdown in consumer spending - and both of which we sold.

Portfolio Changes

As the sector diversification chart shows, your fund remained broadly diversified, and we strive to keep it that way to reduce risk. Three recent purchases look particularly interesting to us.

     Tomkins PLC is a London-based international industrial management company that owns and operates a variety of businesses ranging from food products to industrial controls and bicycles. What makes Tomkins special is management's talent for continuously improving operations and reinvesting its generous free cash flow into new businesses. We were attracted to it because earnings and dividends had grown for 12 straight years and the relative dividend yield was at a five-year high.

     Cincinnati Financial is a wonderfully profitable insurance holding company that has been able to raise its dividend for 34 consecutive years. Its competitive advantage stems from a lean cost structure, exemplary relations with its agency force (many of whom sit on the board of directors), and a successful investment portfolio. After treading water for several years, the stock looked cheap.

Chart 2 Sector Diversification

     Security Capital Industrial Trust is a real estate investment trust that acquires, develops, and operates distribution and light industrial facilities in the southern and western regions of the United States. The company combines a unique blend of real estate, logistics, and construction skills to help its customers locate and operate facilities for maximum efficiency. We think it has excellent growth prospects.

     Our sales fell into two camps. UST, EXEL Limited, Selective Insurance Group, and Halliburton were successful investments that had risen to our price targets. Developers Diversified Realty, General Growth Properties, American Greetings, and Petrie Stores were situations where growth prospects weakened and we found more appealing places to invest your money.

Summary and Outlook

Both the economy and corporate earnings growth appeared to slow in the fourth quarter, and we think both will ease further during the first half of the year. The Federal Reserve has already begun a program of gradual reductions in short-term interest rates to stimulate more economic activity. Additionally, governments in Europe and Japan are reducing interest rates to promote faster growth as well, so the stage is set for stronger economies in the years ahead.

     Like many investors, we were surprised by 1995's powerful stock market advance, and our caution proved unwarranted. Still, most stocks we examine are valued at the high end of their historic ranges, and we will continue to be selective and opportunistic buyers. The federal budget impasse (which we hope will be resolved before you read this) and potential capital gains legislation coupled with slowing corporate earnings could lead to more volatility in share prices and create attractive buying opportunities. Longer term, stocks still look like a great way to accumulate wealth, and we think our dividend growth approach will remain productive.

     Respectfully submitted,




     William J. Stromberg
     President and Chairman of the
     Investment Advisory Committee




     Brian C. Rogers
     Executive Vice President

January 17, 1996

A Word on Market Corrections

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom - defined as a drop of at least 20% - in October 1990.

Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

Corrections not only are common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

Twenty-Five Largest Holdings
December 31, 1995

                                             Percent of
Company                                      Net Assets
________________________________________    ____________

Hubbell                                          3.3%
Fannie Mae                                       2.4
Vodafone                                         1.9
UNUM                                             1.8
Mellon Bank                                      1.7
Philip Morris                                    1.7
Royal Dutch Petroleum                            1.7
GE                                               1.6
AlliedSignal                                     1.5
GTE                                              1.5
Pfizer                                           1.4
Great Lakes Chemical                             1.4
Mobil                                            1.3
SmithKline Beecham                               1.3
ALLTEL                                           1.3
PartnerRe Holdings                               1.2
Norwest                                          1.2
Tomkins                                          1.1
Sara Lee                                         1.1
PepsiCo                                          1.1
Kimberly-Clark                                   1.1
Starwood Lodging                                 1.1
Exxon                                            1.0
Travelers Group                                  1.0
Newell                                           1.0
Total                                           36.7%

Major Portfolio Changes
Six Months Ended December 31, 1995
Listed in descending order of size

TEN LARGEST PURCHASES

Xerox*
Tomkins*
SBC Communications*
Cincinnati Financial*
AMP*
Echlin*
Liberty Property Convertible Bond*
AMTROL*
Security Capital Industrial Trust*
Sara Lee

TEN LARGEST SALES

UST**
Developers Diversified Realty**
EXEL**
General Growth Properties**
Meadowbrook Insurance Group**
Selective Insurance
Halliburton**
American Greetings**
Petrie Stores**
Patriot American Hospitality**

 *   Position added
**   Position eliminated

Investment Record
T. Rowe Price Dividend Growth Fund

The table below shows the investment record of one share of the T. Rowe Price Dividend Growth Fund, purchased at the initial price of $10.00, for the period 12/30/92 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

Per Share Data

      With Capital Gains and Income Dividends     Annual
       Taken in Cash   Reinvested in Add'l SharesTotal Return
      _______________  ___________________________on Investment
 Year    Net Capital In-   Capital In-   Value      % Change
 Ended  Asset Gain  come    Gain  come    of       __________
 12/31  Value Dis-  Divi-   Dis-  Divi-   In-   Fund   S&P
             tribu- dends  tribu- dends  vest-         500
             tions1         tions        ment
 _____  _________________   _____ _____ ______  _____   ______
 19932$11.48  $0.15 $0.29  $0.15 $0.29  $11.94   19.4%10.1%
 1994  11.04   0.34  0.34   0.36  0.36   12.20    2.2  1.3
 1995  13.81   0.33  0.36   0.37  0.40   16.07   31.7 37.6
_____________________________________________________________________________
Total         $0.82 $0.99  $0.88 $1.05

1 Includes short-term capital gains of $0.15 in 1993; $0.29 in 1994; and $0.17 in 1995.
2    For the period from December 30, 1992, to December 31, 1993.

Chart 3 Performance Comparison

Average Annual Compound Total Return
Periods Ended December 31, 1995

                 1 Year     Since Inception 12/30/92
                ________      _____________________
                 31.75%              17.14%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Statement of Net Assets
T. Rowe Price Dividend Growth Fund / December 31, 1995
(values in thousands)

                                                      Value

Common Stocks - 74.3%

FINANCIAL - 14.3%
BANK AND TRUST - 5.4%
 12,000 shs    BANC ONE. . . . . . . . . . . . . .  $  453
 13,000        Integra Financial . . . . . . . . .     819
 27,000        Mellon Bank . . . . . . . . . . . .   1,451
  6,000        Mercantile Bancorporation . . . . .     276
  5,000        NationsBank . . . . . . . . . . . .     348
  4,000        Northern Trust. . . . . . . . . . .     223
 31,000        Norwest . . . . . . . . . . . . . .   1,023
                                                     4,593

INSURANCE - 4.4%
 13,000        Cincinnati Financial. . . . . . . .     845
 38,000        PartnerRe Holdings. . . . . . . . .   1,038
  9,000        Selective Insurance . . . . . . . .     321
 27,000        UNUM. . . . . . . . . . . . . . . .   1,485
                                                     3,689

FINANCIAL SERVICES - 4.5%
 17,000        American Express. . . . . . . . . .     703
 16,000        Fannie Mae. . . . . . . . . . . . .   1,986
  4,000        Household International . . . . . .     237
 14,000        Travelers Group . . . . . . . . . .     880
                                                     3,806

Total Financial                                     12,088

UTILITIES - 6.0%
TELEPHONE - 4.8%
 37,000        ALLTEL. . . . . . . . . . . . . . .   1,091
 13,000        Bell Atlantic . . . . . . . . . . .     869
 28,000        GTE . . . . . . . . . . . . . . . .   1,232
 15,000        SBC Communications. . . . . . . . .     863
                                                     4,055

ELECTRIC UTILITIES - 1.2%
 13,000        General Public Utilities. . . . . .     442
 14,000        NIPSCO. . . . . . . . . . . . . . .     536
                                                       978

Total Utilities                                      5,033

CONSUMER NONDURABLES - 14.2%
BEVERAGES - 2.2%
 13,000        Anheuser-Busch. . . . . . . . . . .     869
 17,000        PepsiCo . . . . . . . . . . . . . .     950
                                                     1,819

FOOD PROCESSING - 1.9%
  5,000        CPC International . . . . . . . . .     343
  5,000 shs    Ralston Purina. . . . . . . . . . .  $  312
 30,000        Sara Lee. . . . . . . . . . . . . .     956
                                                     1,611

HOSPITAL SUPPLIES/HOSPITAL
MANAGEMENT - 0.6%
 12,000        Abbott Laboratories . . . . . . . .     501

PHARMACEUTICALS - 5.4%
  3,500        American Home Products. . . . . . .     339
  9,000        Merck . . . . . . . . . . . . . . .     592
 19,000        Pfizer. . . . . . . . . . . . . . .   1,197
 16,000        Schering-Plough . . . . . . . . . .     876
 20,000        SmithKline Beecham ADR. . . . . . .   1,110
  5,000        Warner-Lambert. . . . . . . . . . .     486
                                                     4,600

MISCELLANEOUS CONSUMER
PRODUCTS - 4.1%
  5,000        Colgate-Palmolive . . . . . . . . .     351
  9,000        Duracell International. . . . . . .     466
 34,000        Newell. . . . . . . . . . . . . . .     880
 16,000        Philip Morris . . . . . . . . . . .   1,448
 10,000        Sysco . . . . . . . . . . . . . . .     325
                                                     3,470

Total Consumer Nondurables                          12,001

CONSUMER SERVICES - 5.5%
GENERAL MERCHANDISERS - 0.8%
  5,000        Dayton Hudson . . . . . . . . . . .     375
  7,000        May Department Stores . . . . . . .     296
                                                       671

ENTERTAINMENT AND LEISURE - 2.1%
  7,000        Disney. . . . . . . . . . . . . . .     413
 15,000        Reader's Digest (Class B) . . . . .     708
 32,000        Sbarro. . . . . . . . . . . . . . .     688
                                                     1,809

MEDIA AND COMMUNICATIONS - 2.6%
 10,000        Gannett . . . . . . . . . . . . . .     614
 45,000        Vodafone ADR. . . . . . . . . . . .   1,586
                                                     2,200

Total Consumer Services                              4,680

CONSUMER CYCLICALS - 8.0%
AUTOMOBILES AND RELATED - 0.8%
 18,000        Echlin. . . . . . . . . . . . . . .     657

BUILDING AND REAL ESTATE - 6.2%
 25,000        Chelsea GCA, REIT . . . . . . . . .     750
 35,000 shs    DeBartolo Realty, REIT. . . . . . .  $  455
 21,000        Reckson Associates, REIT. . . . . .     617
 35,000        Security Capital Industrial
               Trust, REIT . . . . . . . . . . . .     613
 45,000        South West Property
               Trust, REIT . . . . . . . . . . . .     608
 30,000        Starwood Lodging, REIT. . . . . . .     892
 36,000        Storage Trust Realty, REIT. . . . .     819
 15,000        Storage USA, REIT . . . . . . . . .     489
                                                     5,243

MISCELLANEOUS CONSUMER DURABLES - 1.0%
 27,000        Corning . . . . . . . . . . . . . .     864

Total Consumer Cyclicals                             6,764

TECHNOLOGY - 4.2%
ELECTRONIC COMPONENTS - 0.8%
 18,000        AMP . . . . . . . . . . . . . . . .     691

ELECTRONIC SYSTEMS - 0.9%
 15,000        Honeywell . . . . . . . . . . . . .     729

OFFICE AUTOMATION - 1.0%
  6,000        Xerox . . . . . . . . . . . . . . .     822

AEROSPACE AND DEFENSE - 1.5%
 27,000        AlliedSignal. . . . . . . . . . . .   1,283

Total Technology                                     3,525

CAPITAL EQUIPMENT - 7.2%
ELECTRICAL EQUIPMENT - 5.4%
 15,000        AVX . . . . . . . . . . . . . . . .     397
 18,500        GE. . . . . . . . . . . . . . . . .   1,332
 11,100        Hubbell (Class A) . . . . . . . . .     690
 32,000        Hubbell (Class B) . . . . . . . . .   2,104
                                                     4,523

MACHINERY - 1.8%
 20,000        Alamo Group . . . . . . . . . . . .     360
 35,000        AMTROL. . . . . . . . . . . . . . .     547
 15,000        Teleflex. . . . . . . . . . . . . .     615
                                                     1,522

Total Capital Equipment                              6,045

BUSINESS SERVICES AND TRANSPORTATION - 3.2%
COMPUTER SERVICE AND SOFTWARE - 1.8%
 22,000        Analysts International. . . . . . .     668
  9,000        Automatic Data Processing . . . . .     668
  5,000        Reynolds & Reynolds . . . . . . . .     195
                                                     1,531

DISTRIBUTION SERVICES - 0.7%
 13,000 shs    Alco Standard . . . . . . . . . . .  $  593

MISCELLANEOUS BUSINESS SERVICES - 0.7%
 20,000        WMX Technologies. . . . . . . . . .     598

Total Business Services and Transportation           2,722

ENERGY - 6.9%
ENERGY SERVICES - 1.4%
 15,000        Helmerich & Payne . . . . . . . . .     446
 10,000        Schlumberger. . . . . . . . . . . .     693
                                                     1,139

INTEGRATED PETROLEUM - DOMESTIC - 0.5%
  6,000        Amoco . . . . . . . . . . . . . . .     431

INTEGRATED PETROLEUM -
INTERNATIONAL - 5.0%

 11,000        Exxon . . . . . . . . . . . . . . .     881
 10,000        Mobil . . . . . . . . . . . . . . .   1,120
 25,000        Repsol ADR. . . . . . . . . . . . .     822
 10,000        Royal Dutch Petroleum ADR . . . . .   1,411
                                                     4,234

Total Energy                                         5,804

PROCESS INDUSTRIES - 3.1%
DIVERSIFIED CHEMICALS - 0.7%
  8,500        DuPont. . . . . . . . . . . . . . .     594

SPECIALTY CHEMICALS - 1.3%
 16,000        Great Lakes Chemical. . . . . . . .   1,152

PAPER AND PAPER PRODUCTS - 1.1%
 11,000        Kimberly-Clark. . . . . . . . . . .     910

Total Process Industries                             2,656

CONGLOMERATES - 1.1%
 54,000        Tomkins ADR . . . . . . . . . . . .     965

Total Conglomerates                                    965

Miscellaneous Common Stocks - 0.6%                     496

Total Common Stocks (Cost $48,734)                  62,779

Preferred Stocks - 1.6%
  3,000 shs    California Federal Bank,
               10.625%, Series B . . . . . . . . .  $  328
  6,000        Cleveland Electric,
               $1.88 Adj., Series L. . . . . . . .     423
    320        Cleveland Electric,
               8.80%, Series R . . . . . . . . . .     282
 13,000        Manville, $2.70, Cum.,
               Series B. . . . . . . . . . . . . .     327

Total Preferred Stocks (Cost $1,282)                 1,360

Convertible Preferred Stocks - 0.6%
 16,000        Freeport-McMoRan, Dep. Shs. . . . .     460

Total Convertible Preferred Stocks (Cost $472)         460

Convertible Bonds - 2.0%
$600,000       Liberty Property,
               8.00%, 7/1/01 . . . . . . . . . . .     612

Miscellaneous Convertible Bonds                      1,086

Total Convertible Bonds (Cost $1,691)                1,698

Corporate Bonds - 2.6%
250,000        American Standard, Sr.
               Sub. Deb., 9.875%, 6/1/01 . . . . .     269
 35,000        American Standard, Sub.
               Deb., 9.25%, 12/1/16. . . . . . . .      36
400,000        Coltec Industries, Sr. Sub.
               Deb., 10.25%, 4/1/02. . . . . . . .     411
300,000        Exide, Sr. Notes, 10.00%, 4/15/05 .     326
250,000        Imo Industries, Sr. Sub. Deb.,
               12.00%, 11/1/01 . . . . . . . . . .     255
108,000        Imo Industries, Sr. Sub. Deb.,
               12.25%, 8/15/97 . . . . . . . . . .     108
120,000        Lear Seating, Sub. Notes 8.25%, 2/1/02  118
200,000        Southern Pacific Rail, Sr.
               Notes, 9.375%, 8/15/05. . . . . . .     217
500,000        Texas Bottling Group, Sr. Sub.
               Notes, 9.00%, 11/15/03. . . . . . .     495

Total Corporate Bonds (Cost $2,175)                  2,235

U.S. Government Mortgage-Backed
Securities - 0.4%
$158,279       Government National Mortgage
               Assn., I, 10.00%, 4/15/18 . . . . .  $  175
110,993        Government National Mortgage
               Assn., II, 10.50%, 12/20/20 . . . .     123

Total U.S. Government Mortgage-Backed
Securities (Cost $298)                                 298

Short-Term Investments - 17.8%
COMMERCIAL PAPER - 16.6%
1,000,000      ANZ (Delaware), 5.668%, 2/9/96. . .     986
1,000,000      AT&T, 5.70%, 1/25/96. . . . . . . .     983
1,000,000      Bayer, 4(2), 5.52%, 2/28/96 . . . .     991
1,100,000      Becton Dickinson, 5.80%, 1/18/96. .   1,094
2,000,000      Cargill Global Funding,
               5.47%, 3/19/96. . . . . . . . . . .   1,973
2,000,000      Ciesco L.P., 5.53%, 2/27/96 . . . .   1,979
1,000,000      Dean Witter Discover,
               5.68%, 1/31/96. . . . . . . . . . .     983
1,000,000      Finnish Export Credit Ltd.,
               5.71%, 1/17/96. . . . . . . . . . .     984
1,000,000      Ford Credit Europe,
               5.68%, 2/12/96. . . . . . . . . . .     981
1,000,000      Hanson Finance U.K.,
               5.47%, 3/20/96. . . . . . . . . . .     986
1,141,415      Investments in Commercial
               Paper through a joint account,
               5.90-6.05%, 1/2/96. . . . . . . . .   1,141
1,000,000      Vermont American, 4(2),
               5.75%, 2/2/96 . . . . . . . . . . .     993
                                                    14,074

MEDIUM-TERM NOTES - 1.2%
1,000,000      Morgan Stanley Group,VR,
               6.063%, 1/31/96 . . . . . . . . . .   1,000

Total Short-Term Investments (Cost $15,074)         15,074

Total Investments in Securities - 99.3% of Net Assets
(Cost $69,726)                                      $83,904

Other Assets Less Liabilities  . . . . . . . . . .     596
                                                    ______
Net Assets Consist of:                    Value
                                        _______
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . $  1,250
Net unrealized gain (loss) . . . . . . . 14,178
Paid-in-capital applicable to 6,119,416 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized. . . . . 69,072
                                        _______
NET ASSETS     . . . . . . . . . . . . .            $84,500
                                                    _________
                                                    _________
NET ASSET VALUE PER SHARE. . . . . . . .            $13.81
                                                    ______
                                                    ______
REIT  Real Estate Investment Trust
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Dividend Growth Fund / Year Ended December 31, 1995
(in thousands)

INVESTMENT INCOME

Income
  Dividend . . . . . . . . . . . . . . .  $ 1,687
  Interest . . . . . . . . . . . . . . .    1,013
                                      ___________
  Total income . . . . . . . . . . . . .    2,700
                                      ___________
Expenses
  Investment management. . . . . . . . .      357
  Shareholder servicing. . . . . . . . .      169
  Custody and accounting . . . . . . . .      101
  Registration . . . . . . . . . . . . .       39
  Prospectus and shareholder reports . .       25
  Legal and audit. . . . . . . . . . . .       22
  Directors. . . . . . . . . . . . . . .        9
  Miscellaneous. . . . . . . . . . . . .       17
                                      ___________
  Total expenses . . . . . . . . . . . .      739
                                      ___________
Net investment income. . . . . . . . . .    1,961
                                      ___________

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
  Securities . . . . . . . . . . . . . .    3,026
  Foreign currency transactions. . . . .      (6)
                                      ___________
  Net realized gain (loss) . . . . . . .    3,020
Change in net unrealized gain or
loss on securities . . . . . . . . . . .   13,654
                                      ___________
Net realized and unrealized gain (loss)    16,674
                                      ___________
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS. . . . . . . . . . . . .  $18,635
                                      ___________
                                      ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Dividend Growth Fund
(in thousands)

                                       Year Ended December 31,
                                        1995            1994
                                       ______          ______
INCREASE (DECREASE) IN NET ASSETS FROM

Operations
 Net investment income . . . . . . . .   $1,961      $ 1,472
 Net realized gain (loss). . . . . . .    3,020        1,673
 Change in net unrealized gain or loss   13,654       (2,077)
                                    ___________  ___________
 Increase (decrease) in net assets
 from operations . . . . . . . . . . .   18,635        1,068
                                    ___________  ___________
Distributions to shareholders
 Net investment income . . . . . . . .   (1,982)      (1,477)
 Net realized gain . . . . . . . . . .   (1,923)      (1,570)
                                    ___________  ___________
 Decrease in net assets
 from distributions. . . . . . . . . .   (3,905)      (3,047)
                                    ___________  ___________
Capital share transactions*
 Shares sold . . . . . . . . . . . . .   26,044       25,974
 Distributions reinvested. . . . . . .    3,566        2,798
 Shares redeemed . . . . . . . . . . .  (13,488)     (14,110)
                                    ___________  ___________
 Increase (decrease) in net assets from
 capital share transactions. . . . . .   16,122       14,662
                                    ___________  ___________
Net equalization . . . . . . . . . . .       51           52
                                    ___________  ___________
Increase (decrease) in net assets. . .   30,903       12,735

NET ASSETS
Beginning of period. . . . . . . . . .   53,597       40,862
                                    ___________  ___________
End of period. . . . . . . . . . . . .   $84,500     $53,597
                                    ___________  ___________
                                    ___________  ___________
*Share information
 Shares sold . . . . . . . . . . . . .    2,076        2,290
 Distributions reinvested. . . . . . .      270          252
 Shares redeemed . . . . . . . . . . .   (1,081)      (1,248)
                                    ___________  ___________
 Increase (decrease) in
 shares outstanding. . . . . . . . . .    1,265        1,294
                                    ___________  ___________
                                    ___________  ___________

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Dividend Growth Fund / December 31, 1995

Note 1 - Significant Accounting Policies

T. Rowe Price Dividend Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation -Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $36,318,000 and $30,619,000, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $36,000 of undistributed net investment income was reclassified as a $40,000 increase to paid-in-capital and a $4,000 decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $69,726,000 and net unrealized gain aggregated $14,178,000, of which $14,316,000 related to appreciated investments and $138,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $48,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.20% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     Under the terms of the investment management agreement, the Manager is required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.10%. Thereafter through December 31, 1998, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.10%. Pursuant to this agreement, $5,000 of management fees were not accrued by the fund for the year ended December 31, 1995. Additionally, $380,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through December 31, 1996.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $193,000 for the year ended December 31, 1995, of which $21,000 was payable at period-end.

Financial Highlights
T. Rowe Price Dividend Growth Fund

                   For a share outstanding throughout each period
                                                     From
                                              December 30, 1992#
                          Year Ended December 31,      to
                            1995        1994   December 31, 1993

NET ASSET VALUE,
BEGINNING OF PERIOD. . .  $11.04       $11.48       $10.00
                          ______       ______       ______
Investment activities
 Net investment income .    0.36**       0.35*        0.29*
 Net realized and
 unrealized gain (loss).    3.08        (0.11)        1.63
                          ______       ______       ______
 Total from investment
 activities. . . . . . .    3.44         0.24         1.92
                          ______       ______       ______
Distributions
 Net investment income .   (0.36)       (0.34)       (0.29)
 Net realized gain . . .   (0.31)       (0.34)       (0.15)
                          ______       ______       ______
 Total distributions . .   (0.67)       (0.68)       (0.44)
                          ______       ______       ______
NET ASSET VALUE,
END OF PERIOD. . . . . .  $13.81       $11.04       $11.48
                          ______       ______       ______
                          ______       ______       ______

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . .   31.7%**       2.2%*       19.4%*
Ratio of expenses to
average net assets . . .   1.10%**      1.00%*       1.00%!*
Ratio of net investment
income to average
net assets . . . . . . .   2.92%**      3.11%*       2.60%!*
Portfolio turnover rate.   56.1%        71.4%        51.2%!
Net assets,
end of period
(in thousands) . . . . . $84,500      $53,597      $40,862

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 1994.
** Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through December 31, 1996.
!    Annualized.
#    Commencement of operations.

Report of Independent Accountants
To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland

January 18, 1996